UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

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Neoleukin Therapeutics, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NEOLEUKIN THERAPEUTICS, INC. 188 East Blaine Street, Suite 450 Seattle, WA 98102
Notice of Annual Meeting
of Stockholders
TO BE HELD ON JUNE 8, 2023
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting is expected to be held on June 8, 2023 at 1:30 p.m. Pacific Time. To facilitate stockholder participation and save on expenses associated with conducting an in-person annual meeting, the Annual Meeting will be held in a virtual meeting format only at www.virtualshareholdermeeting.com/NLTX2023. You will not be able to attend the Annual Meeting in person. The meeting will be held for the following purposes:

1	To elect M. Cantey Boyd, Rohan Palekar, and Todd S. Simpson as Class III directors of the Company to hold office until the 2026 Annual Meeting of Stockholders.
2	To approve, at the discretion of the Company’s Board of Directors (the “Board”), an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board of Directors prior to the one-year anniversary of the Annual Meeting without further approval or authorization of the stockholders, and a corresponding reduction in the number of authorized shares of common stock (the “Reverse Stock Split Amendment”).
3	To approve an amendment to the Company’s Certificate of Incorporation to permit the exculpation of officers from personal liability for certain breaches of the duty of care (the “Exculpation Amendment”).
4	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
5	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.
6	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the proxy statement accompanying this Notice.
The record date for the Annual Meeting is April 20, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors Todd Simpson, Chairman of the Board Seattle, Washington April 27, 2023

NEOLEUKIN THERAPEUTICS, INC. 188 East Blaine Street, Suite 450 Seattle, WA 98102
Proxy Statement for the 2023
Annual Meeting of Stockholders
TO BE HELD ON JUNE 8, 2023
Questions and Answers about these Proxy Materials and Voting

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Neoleukin Therapeutics, Inc. (the “Company,” “Neoleukin,” “we,” “us”, or “our”) is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 27, 2023, to all stockholders of record entitled to vote at the Annual Meeting.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 1

GENERAL INFORMATION	TABLE OF CONTENTS

In order to facilitate stockholder participation and save on expenses associated with conducting an in-person annual meeting, this year’s annual meeting will be accessible online through the Internet. We have worked to offer the same participation opportunities as if you attended the annual meeting in person and hope the online format will allow more stockholders to participate by removing any barriers caused by travel requirements. You may attend the annual meeting online, including voting and submitting questions, at www.virtualshareholdermeeting.com/NLTX2023. We encourage you to access the annual meeting before it begins. Online check-in will begin at 1:15 p.m. Pacific Time on the date of the annual meeting. If you have difficulty accessing the meeting, please call TFN: 844-986-0822 / International: 303-562-9302. We will have technicians available to assist you.
 Please note that if you have more than one account through which you hold shares, you will receive more than one control number. The control number is used to vote your shares, and is also used to log on to the meeting website to virtually attend the meeting, which will allow you to vote the shares held in the account associated with that control number at the meeting. However, you will not be able to vote shares held in other accounts not associated with the control number you are using to log in to the virtual shareholder meeting. Therefore, it is important that you return your proxy cards for all of your accounts prior to the Annual Meeting so that all of your shares may be counted.

How do I attend this year’s Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including:
• To elect M. Cantey Boyd, Rohan Palekar, and Todd S. Simpson as Class III directors of the Company to hold office until the 2026 Annual Meeting of Stockholders.
• To approve an amendment to our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to implement a reverse stock split, at the discretion of our Board, of not less than 1-for-2 shares and not more than 1-for-5 shares.
• To approve the amendment to our Certificate of Incorporation to permit exculpation of officers from personal liability for certain breaches of the duty of care.
• To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
• To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers in 2022.
• To conduct any other business properly brought before the meeting.

What am I voting on?

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TABLE OF CONTENTS	GENERAL INFORMATION

Our Board has set April 20, 2023 as the record date for the Annual Meeting. If you were a stockholder of record of our common stock at the close of business on April 20, 2023, you are entitled to vote at the meeting. As of the record date, 42,828,346 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.
Holders of common stock are entitled to one vote per share. There is no cumulative voting.

Who is entitled to vote at the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
What if another matter is properly brought before the meeting?

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GENERAL INFORMATION	TABLE OF CONTENTS

You may either vote “For” or “Withhold” for each nominee to the Board of Directors. On proposals for the approval of the Reverse Stock Split Proposal, the Exculpation Amendment, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and the advisory approval of the compensation of named executive officers, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
How do I vote?

	During Meeting	By Mail	By Phone	By Internet

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
•To vote online at the meeting, attend the Annual Meeting on the internet at www.virtualshareholdermeeting.com/NLTX2023. If you hold shares in multiple accounts, please note that you will only be able to vote shares associated with the control number you use to log in to the meeting.
•To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on June 7, 2023 to be counted.
•To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on June 7, 2023 to be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your

X	4 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	GENERAL INFORMATION

broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the meeting.
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 20, 2023.

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any non-binding advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Ratification of the appointment of auditors is considered a “routine” matter. Accordingly, unless you provide instructions, your broker or nominee may not vote your shares on the election of any of the nominees for director, the Reverse Stock Split Proposal, the Exculpation Amendment, or the non-binding advisory approval of compensation of our named executive officers, but may vote your shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What happens if I do not vote?

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GENERAL INFORMATION	TABLE OF CONTENTS

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all of the nominees for director, “For” the Reverse Stock Split Amendment, “For” the Exculpation Amendment, “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, and “For” the non-binding advisory approval of compensation of our named executive officers. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What if I return a proxy card or otherwise vote, but do not make specific choices?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Who is paying for this proxy solicitation?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Please note that if you hold shares in more than one account, you will receive a different control number for each account. You may log in to the Annual Meeting using any of your control numbers, however, you will only be able to vote the shares associated with that control number at the Annual Meeting. Therefore we encourage you to submit your votes in advance of the meeting for all accounts you hold to ensure your vote is counted at the meeting.
What does it mean if I receive more than one Notice?

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TABLE OF CONTENTS	GENERAL INFORMATION

Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102.
•You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Can I change my vote after submitting my proxy?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 29, 2023, to our Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2024 Annual Meeting of Stockholders is held before May 9, 2024 or after July 8, 2024, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2024 Annual Meeting of Stockholders. If you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, the proposal must be received by our Corporate Secretary not later than the close of business on March 25, 2024 nor earlier than the close of business on February 24, 2024; provided, however, that if our 2024 Annual Meeting of Stockholders is held before May 9, 2024 or after August 7, 2024, then the proposal must be received no earlier than the close of business on the 105th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
When are stockholder proposals and director nominations due for next year’s annual meeting?

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GENERAL INFORMATION	TABLE OF CONTENTS

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the Reverse Stock Split Amendment, Exculpation Amendment, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and approval on a non-binding, advisory basis of the compensation for our named executive officers, votes “For,” “Against,” abstentions and broker non-votes.
How are votes counted?

For the election of directors, the three nominees to serve until the 2026 Annual Meeting of Stockholders receiving the most “For” votes from the shares present online at the meeting or represented by proxy and entitled to vote generally on the election of directors will be elected. Because directors are elected by a plurality of the votes received, only votes “For” will affect the outcome. A “Withhold” will have the same effect as an abstention. Broker non-votes will have no effect.
To be approved, Proposal No. 2, the approval of the Reverse Stock Split Amendment, must receive “For” votes from the holders of a majority of the voting power of all of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as an “Against” vote on that proposal.
To be approved, Proposal No. 3, the approval of the Exculpation Amendment, must receive “For” votes from the holders of at least sixty-six and two-thirds percent of the voting power of all of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as an “Against” vote on that proposal.
To be approved, Proposal No. 4, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023 must receive “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and are voted “For” or “Against” the matter. If you “Abstain” from voting, it will have no effect on the vote. Broker non-votes will have no effect.
Proposal No. 4 is considered a routine matter and therefore no broker non-votes are expected to exist in connection with Proposal No. 4. The other proposals are considered non-routine matters.
To be approved, Proposal No. 5, a non-binding advisory vote on the compensation for our named executive officers, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and are voted for or against the matter. If you “Abstain” from voting, it will have no effect on the vote. Broker non-votes will have no effect.

How many votes are needed to approve each proposal?

X	8 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	GENERAL INFORMATION

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the meeting or represented by proxy. On the record date, there were 42,828,346 shares outstanding and entitled to vote. Thus, the holders of 21,414,174 shares must be present online at the meeting or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present online at the meeting or represented by proxy may adjourn the Annual Meeting to another date.

What is the quorum requirement?

You will vote on the following management proposals:
1.To elect each of M. Cantey Boyd, Rohan Palekar, and Todd S. Simpson as Class III directors of the Company to hold office until the 2026 Annual Meeting of Stockholders.
2.To approve the Reverse Stock Split Amendment.
3.To approve the Exculpation Amendment.
4.To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
5.To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers in 2022.
The Board recommends that you vote FOR all the nominees in Proposal No. 1, and FOR Proposal Nos. 2, 3, 4 and 5.

How does the Board recommend that I vote?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.
How can I find out the results of the voting at the Annual Meeting?

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GENERAL INFORMATION	TABLE OF CONTENTS

By submitting your proxy card, you authorize the proxies named therein to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.
The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.
How will the proxies vote on any other business brought up at the meeting?

Stockholders may communicate with our Board by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102. All communications will be compiled by the Secretary and submitted to the Board or the specified directors on a periodic basis.
How can I communicate with Neoleukin’s Board of Directors?

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 8, 2023
This proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at http://investor.neoleukin.com/financial-filings/sec-filings.

X	10 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Proposal One
ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, although vacancies in a particular class that are not immediately filled may result in a temporary imbalance in the classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. On March 31, 2023, Dr. Jonathan Drachman, M.D., who served as our President and Chief Executive Officer and as a member of the Board from August 2019 until that date, resigned from both his position as President and Chief Executive Officer and as a Class II director. Upon Dr. Drachman’s resignation, the Board reduced the number of directors to six members.

The Board presently has six members. There are three Class III directors whose term of office expires in 2023. If elected at the Annual Meeting, each of the nominees would serve until the 2026 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2022 Annual Meeting of Stockholders.
The following table sets forth information with respect to our directors, including the three nominees for election at the Annual Meeting, as of April 20, 2023:

Name	Age	Position	Director Since

Class III Directors – Nominees for Election at the 2023 Annual Meeting
M. Cantey Boyd	43	Director	August 2019
Todd Simpson	62	Director, Chairman of the Board	January 2014
Rohan Palekar	57	Director	March 2022
Class I Directors – Continuing in Office until the 2024 Annual Meeting
Martin Babler	58	Director	September 2020
Erin Lavelle	45	Director	June 2020
Class II Directors – Continuing in Office until the 2025 Annual Meeting
Sarah B. Noonberg	55	Director	August 2019

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PROPOSAL ONE	TABLE OF CONTENTS
Each of the nominees was recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors.
Directors are elected by a plurality of the votes of the holders of shares of common stock present online at the meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. A “Withhold” vote will have the same effect as an abstention. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees. You may not cumulate votes in the election of directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Neoleukin. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Board Diversity Matrix (as of April 20, 2023)

Total number of Directors	6
Gender Identity	Male	Female	Non-Binary	Not Disclosed
Number of Directors based on Gender Identity	3	3	–	–
Number of Directors who identify in any categories below:
African American or Black	–	–	–	–
Alaskan Native or American Indian	–	–	–	–
Asian	1	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	2	3	–	–
Two or More Races or Ethnicities	–	–	–	–
LGBTQ+	1
Did Not Disclose Demographic Background	–
Director Qualifications, Skills and Attributes

Independence	Tenure	Age

X	12 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	PROPOSAL ONE
Nominees for Election for a Three Year Term Expiring at the 2026 Annual Meeting

M. Cantey Boyd	Director Since: 2019	Age: 43
M. Cantey Boyd is a Managing Director at Baker Bros. Advisors LP, a registered investment adviser focused on long-term investments in life-sciences companies. Prior to joining Baker Bros. Advisors LP in 2005, Ms. Boyd was an Analyst in the Healthcare Investment Banking Group of Deutsche Bank Securities from 2002 to 2004. Ms. Boyd graduated with an A.B. in Business-Economics from Brown University.
The Nominating and Corporate Governance Committee believes that Ms. Boyd is qualified to serve on our Board because of her significant experience working with life sciences companies.

Rohan Palekar	Director Since: 2022	Age: 57
Rohan Palekar was appointed to our Board in March 2022 to fill a vacancy on the Board created by the resignation of a prior director. Mr. Palekar, age 56, has served as Chief Executive Officer and director of 89Bio, Inc., a biopharmaceutical company, since June 2018. Mr. Palekar held various positions at Avanir Pharmaceuticals, Inc., a specialty pharmaceutical company, including the role of President and Chief Executive Officer of Avanir following its acquisition by Otsuka Pharmaceutical Co., Ltd. in 2015. Prior to the acquisition, Mr. Palekar had also served as Chief Operating Officer and Chief Commercial Officer of Avanir. From 2008 to 2011, Mr. Palekar served as Chief Commercial Officer for Medivation, Inc., a biopharmaceutical company, where he was responsible for all commercial activities, chemistry, manufacturing and controls, medical affairs, and public relations functions. Mr. Palekar also spent over 16 years at Johnson & Johnson, a diversified healthcare company, in various senior commercial and strategic management roles. Since 2018, he has served as a trustee for Aim High for High School, a non-profit educational institution, and currently serves as Chairman of the Board of Trustees. Mr. Palekar earned his M.B.A. from the Tuck School of Business at Dartmouth College, his B.Com. in Accounting from the University of Mumbai and his L.L.B. from the University of Mumbai. Mr. Palekar is also a certified Chartered Accountant and a Cost and Management Accountant.
The Nominating and Corporate Governance Committee believes that Mr. Palekar is qualified to serve on our Board because of his extensive experience with biotechnology companies and his extensive knowledge of compliance and oversight of the financial reporting processes of publicly traded corporations.

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PROPOSAL ONE	TABLE OF CONTENTS

Todd Simpson	Director Since: 2014	Age: 62
Todd Simpson has served as a member of our Board since January 2014 and as the Chairman of the Board since March 2020. Since October 2005, Mr. Simpson has served as the Chief Financial Officer of Seagen, Inc., a biotechnology company (formerly Seattle Genetics, Inc.). From October 2001 to October 2005 Mr. Simpson was Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and Chief Financial Officer of Aastrom Biosciences, Inc., a biotechnology company. From 1992 through August 1995, Mr. Simpson held various finance-related positions at Telios Pharmaceuticals, Inc., ultimately serving as Vice President of Finance and Chief Financial Officer until its acquisition by Integra LifeSciences Corporation, a biotechnology company, in August 1995; subsequent to that acquisition, he served as Treasurer of Integra LifeScience Corporation until December 1995. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University.
The Nominating and Corporate Governance Committee believes that Mr. Simpson is qualified to serve on our Board and as Chairman of the Audit Committee because of his extensive experience with biotechnology and pharmaceutical companies and his extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of publicly traded corporations.
The Board recommends a vote in favor of each named nominee.

X	14 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	PROPOSAL ONE
Directors Continuing in Office Until the 2024 Annual Meeting

Martin Babler	Director Since: 2020	Age: 57
Martin Babler has served on our Board since September 2020. He has served as President and CEO of Alumis Inc., a privately held biopharmaceutical company, since September 2021. From April 2011 to October 2020, Mr. Babler served as President and Chief Executive Officer at Principia Biopharma Inc., a biopharmaceutical company which was acquired by Sanofi SA in September 2020. From December 2007 to April 2011, Mr. Babler served as President and Chief Executive Officer of Talima Therapeutics, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Babler held several positions at Genentech, Inc., a biopharmaceutical company, notably as Vice President, Immunology Sales and Marketing. While at Genentech he also helped to build and lead the commercial development organization and the cardiovascular marketing organization. Mr. Babler was previously employed at Eli Lilly and Company, a pharmaceutical company, in positions focused on sales, sales management, global marketing and business development. Mr. Babler presently serves on the board of directors of Prelude Therapeutics Inc, Sardona Therapeutics Inc, and on the Health Section and Emerging Companies Section Governing Boards of the Biotechnology Innovation Organization, or BIO. Mr. Babler received a Swiss Federal Diploma in pharmacy from the Federal Institute of Technology in Zurich and completed the Executive Development Program at the Kellogg Graduate School of Management at Northwestern University.
The Nominating and Governance Committee believes that Mr. Babler is qualified to serve on our Board because he has extensive experience in the biopharmaceutical industry.

Erin Lavelle	Director Since: 2020	Age: 44
Erin Lavelle has served on our Board since May 2020. From October 2020 to March 2023, Erin was the Chief Operating Officer and Chief Financial Officer for Eliem Therapeutics (ELYM), a Seattle-based public company focused on neurology therapeutics. From April 2018 to February 2020, Ms. Lavelle served as the Chief Operating Officer at Alder BioPharmaceuticals, Inc. In addition to that role, she served as Alder’s appointed director for Vitaeris Inc., a privately held biotechnology company founded based in Vancouver, British Columbia, Canada. Prior to that, she served in various roles at Amgen Inc. from 2003 to 2018, most recently serving as General Manager Taiwan from September 2017 to April 2018, as Executive Director, Japan Asia Pacific (Hong Kong) from May 2016 to September 2017, and Executive Director, Global Marketing Business Analytics and Insights from June 2014 to May 2016. She started her career in Investment Banking at Merrill Lynch. Ms. Lavelle holds a Bachelor of Arts in Economics from Yale University.
The Nominating and Governance Committee believes that Ms. Lavelle is qualified to serve on our Board because she has extensive experience in the biopharmaceutical industry.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 15

PROPOSAL ONE	TABLE OF CONTENTS
Directors Continuing in Office until the 2025 Annual Meeting

Sarah B. Noonberg, M.D., Ph.D.	Director Since: 2019	Age: 54
Sarah B. Noonberg, M.D., Ph.D., is the Chief Medical Officer of Metagenomi, a next generation gene editing biotechnology company. Previously, from September 2020 to September 2022, Dr. Noonberg was the Chief Medical Officer of Maze Therapeutics, a human-genetics driven research and development company, and from May 2018 to May 2019, Dr. Noonberg served as the Chief Medical Officer of Nohla Therapeutics Inc., a developer of universal, off-the-shelf cell therapies for patients with hematological malignancies and other critical diseases. Prior to joining Nohla Therapeutics, she served as the Chief Medical Officer of Prothena Corporation plc, a biotechnology company, from May 2017 to May 2018. Dr. Noonberg previously served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc., a biotechnology company from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, culminating in the position of Senior Vice President of Early Development. She currently serves on the board of directors of Protagonist Therapeutics, Inc. Dr. Noonberg received her M.D. at the University of California, San Francisco, her Ph.D. in Bioengineering at the University of California, Berkeley, and her B.S. in Engineering at Dartmouth College. She is a board-certified internist and completed her residency at Johns Hopkins Hospital.
The Nominating and Governance Committee believes that Dr. Noonberg is qualified to serve on our Board because she has extensive medical knowledge and clinical development and regulatory expertise.

X	16 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Information Regarding the Board of Directors and Corporate Governance
Independence of the Board of Directors
As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the all six of our current directors are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of our directors had a material or other disqualifying relationship with Neoleukin. The Board also considered Ms. Boyd’s role as an advisor at Baker Bros. Advisors LP in light of the relationship we have with Baker Bros. Advisors LP and affiliated entities as significant stockholders in making the determination that Ms. Boyd is an independent director.
Board Leadership Structure
In accordance with our corporate governance guidelines, a copy of which is posted on our website at http://investor.neoleukin.com/ in the “Corporate Governance” section thereof, our Board has flexibility to determine whether the offices of the Chairperson of the Board and Chief Executive Officer should be separate. The Board, in consultation with our Nominating and Governance Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership for the Company. Our Nominating and Governance Committee will periodically consider the Board’s leadership structure and make recommendations to change the structure as it deems appropriate.
In March 2020, the Board appointed Mr. Simpson, who was acting as our lead independent director, as Chairman of the Board. The Board believes that this leadership structure was appropriate while our former Chief Executive Officer, Jonathan Drachman, was also serving on the Board because it enabled the Board as a whole to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company. In addition, the Board was able to benefit from the perspective and insights of Mr. Simpson and Dr. Drachman as a result of their extensive experience in the biotechnological and biopharmaceutical industries. Since Dr. Drachman’s departure, there has not been any executive officer of the Company serving as a member of the Board. Any further changes to the leadership structure of our Board, if made, will be promptly disclosed in the investor relations section of our website and in our proxy materials. Our Board, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 17

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Role of The Board of Directors in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole as well as through Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major risks and enterprise exposures, including cybersecurity and other information technology risks, controls and procedures, and other areas the Audit Committee determines are necessary or appropriate. The Audit Committee reviews the steps our management has taken to monitor and control these exposures, including the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assists our Board in assessing risks created by the incentives inherent in our compensation policies.
Meetings of the Board of Directors
The Board met 12 times during 2022. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served during 2022.
Information Regarding Standing Committees of The Board of Directors
The Board has three standing committees, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information as of April 20, 2023 and the number of meetings each of these committees held in 2022:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Mr. Martin Babler		C
Ms. M. Cantey Boyd		X	X
Ms. Erin Lavelle	X		X
Dr. Sarah Noonberg			C
Mr. Rohan Palekar	X	X
Mr. Todd Simpson	C
Total meetings in 2022:	4	5	7
X Member C Chairperson

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TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board has determined that each member of each of the above committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Below is a description of each such committee of the Board.
Audit Committee

Members	Responsibilities
Mr. Simpson (Chair) Ms. Lavelle Mr. Palekar
•Reviewing with management and our independent auditors our financial results, including our financial statement audits;
•Providing oversight over our accounting and financial reporting processes and systems of internal controls and the integrity of the company’s financial statements;
•Selecting and hiring our independent registered public accounting firm;
•Evaluating the qualifications, independence and performance of our independent auditors;
•Reviewing with management our programs for compliance with legal and regulatory requirements and risk exposures;
•Reviewing and approving related-person transactions; and
•The preparation of the audit committee report to be included in our annual proxy statement.
The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee that served during 2022 were, and all current members are, independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act). Our Board also determined that each member of the Audit Committee that served during 2022 could, and all current members can, read and understand fundamental financial statements in accordance with applicable requirements.

The Board has adopted a written Audit Committee charter that is available to stockholders on our website at
http://investor.neoleukin.com/corporate-governance.
The Board has further determined that Mr. Simpson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Simpson’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Compensation Committee

Members	Responsibilities
Mr. Babler (Chair) Ms. Boyd Mr. Palekar
The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs and to assist the Board with other human resources matters. The primary functions of this committee include:
▪evaluating, reviewing, recommending for approval by our Board (as needed), and approving executive officer compensation arrangements, plans, policies and programs;
▪evaluating and recommending non-employee director compensation arrangements for determination by our Board;
▪administering our cash-based and equity-based compensation plans;
▪overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees;
▪reviewing with management the Company’s human resource activities;
•when required, reviewing with management our Compensation Discussion and Analysis and considering whether to recommend that it be included in proxy statements and other filings; and
•assisting our Board in assessing risks created by the incentives inherent in our compensation policies.

All members of our Compensation Committee that served during 2022 were, and all current members are, independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at
http://investor.neoleukin.com/corporate-governance.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his or her compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities, and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants as well as internal and external legal, accounting, or other advisors, and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority

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TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent. In addition, under its charter, the Compensation Committee may form, and delegate authority to, subcommittees and the Chief Executive Officer as appropriate.
After taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee again engaged Radford, a consultancy group of Aon plc, as a compensation consultant for 2022. The Compensation Committee believes Radford is an appropriate consultant for us as their compensation consulting practice works directly with the compensation committees of more than 150 technology and life science companies annually. The Compensation Committee requested that Radford:
•evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and
•assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.
As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. For the review of executive compensation, Radford analyzed base salary, target bonus and target total cash compensation as well as annual equity awards under a variety of scenarios. For the review of compensation of our Board, Radford analyzed and recommended cash retainers as well as appointment and annual equity awards. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the recommendations. The Compensation Committee did not approve fees for other services from Radford than those described above and no work performed by Radford during fiscal year 2022 raised a conflict of interest.
Compensation Committee Interlocks and Insider Participation
During 2022, none of the members of the Compensation Committee was currently or had been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Nominating and Corporate Governance Committee

Members	Responsibilities
Dr. Noonberg (Chair) Ms. Boyd Ms. Lavelle
The Nominating and Corporate Governance Committee of the Board oversees our corporate governance function. The primary functions of this committee include:
•identifying, considering and recommending candidates for membership on our Board;
•developing and recommending corporate governance guidelines and policies for the Company;
•overseeing the evaluation of the performance of our Board and its committees;
•advising our Board on other corporate governance matters; and
•assisting the Board in overseeing any program related to corporate responsibility and sustainability, including environmental, social and corporate governance matters.

All members of the Nominating and Corporate Governance Committee that served during 2022 were, and all current members are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board shall be responsible for nominating persons for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Our Nominating and Corporate Governance Committee has primary responsibility for setting the qualifications as to who can sit on our Board. The Nominating and Corporate Governance Committee is tasked with identifying individuals who meet those qualifications and periodically reviewing our Board’s structure. As part of this process, the Nominating and Corporate Governance Committee will consider the size and breadth of our business and the need for Board diversity and will recommend candidates with the goal of developing an experienced, diverse, and highly qualified Board.
Nominees for director will be selected based on criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexual orientation), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. We value diversity on a company-wide basis, but have not adopted a specific policy regarding Board diversity.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The

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TABLE OF CONTENTS	INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Corporate Secretary, 188 East Blaine Street, Suite 450, Seattle, Washington 98102. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Stockholder Communications with the Board of Directors
Pursuant to our Corporate Governance Guidelines, stockholders that wish to communicate with the Board, should send such correspondence to the attention of the Secretary, at 188 East Blaine Street, Suite 450, Seattle, WA 98102 or by email at corporatesecretary@neoleukin.com. Our Secretary will forward the communication to the Board unless it is primarily commercial in nature or related to an improper or irrelevant topic. We do not have a formal process by which stockholders may communicate directly with members of our Board. We believe that an informal process, in which any communication sent to the Board in care of the Secretary is generally to be forwarded to the Board, serves the needs of the Board and our stockholders.
Code of Ethics
We have adopted the Neoleukin Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors, employees and individuals engaged by the Company as independent contractors. The Code of Business Conduct and Ethics is available on our website at http://investor.neoleukin.com/corporate-governance. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Anti-hedging
We have adopted an Insider Trading Policy that that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sale contracts, or contributing our securities to exchange funds in a manner that could be interpreted as hedging in our stock.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 23

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	TABLE OF CONTENTS
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to reflect the Board’ strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the Board and management level, with a view to enhancing long- term value for our stockholders. The guidelines are also intended to assist the Board in the exercise of its governance responsibilities and serve as a framework within which the Board may conduct its business. The Corporate Governance Guidelines set forth the practices and expectations of the Board with respect to performance evaluation, compensation and succession planning for our Chief Executive Officer and other executive officers, Board and Board committee performance evaluation, the structure and composition of the Board, responsibilities of directors, Board logistics, and stockholder communications with the Board. The Corporate Governance Guidelines, as well as the charters for the Audit, Compensation and Nominating and Corporate Governance committees of the Board, may be viewed at http://investor.neoleukin.com/corporate-governance.

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Report of the Audit Committee
of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Mr. Todd Simpson (Chair)
Ms. Erin Lavelle
Mr. Rohan Palekar

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Proposal Two
AUTHORITY FOR A REVERSE STOCK SPLIT

Summary
We are seeking stockholder approval of the amendment to the Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-2 and not more than 1-for-5 at any time prior to the one-year anniversary of the Annual Meeting, with the exact ratio to be set within this range by our Board at its sole discretion, and a corresponding reduction in the number of authorized shares of our common stock. We refer to this as the “Reverse Stock Split” and the proposed amendment itself as the “Reverse Stock Split Amendment.” The proposed Reverse Stock Split Amendment is included as Appendix A, and would add a new Article IV.D to our current Certificate of Incorporation.

In November 2022, we received a notification from Nasdaq that we are not in compliance with the Nasdaq Listing Standards because our stock price had been trading below $1.00 per share for more than 30 days. Our stock price has not recovered to a price above $1.00 per share in the intervening months, and as a result, our Board has determined that the Reverse Stock Split Amendment would be in the best interests of stockholders in order to allow our common stock to continue to be traded on the Nasdaq Stock Market. However, the Board would like to maintain flexibility to implement the Reverse Stock Split Amendment at a ratio that will be adequate to address our stock price requirements, as well as to abandon the Reverse Stock Split and not effect the Reverse Stock Split Amendment authorized by stockholders, in its sole discretion, if the Board subsequently deems such action is not necessary or not in the best interests of the stockholders.
If this Proposal No. 2 is approved by our stockholders as proposed, our Board would have the sole discretion, but not the obligation, to effect the Reverse Stock Split and the Reverse Stock Split Amendment at any time prior to the one-year anniversary of the Annual Meeting, to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-5, and to effect a corresponding reduction in the number of authorized shares of our common stock. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split, if our Board chooses to do so, in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”
If the Reverse Stock Split Amendment is approved by our stockholders, and our Board determines that effecting the Reverse Stock Split is in the best interests of us and our stockholders, the Reverse Stock Split and reduction in the number of issued, outstanding and authorized shares of our common stock would become effective upon the filing of the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the Certificate of Amendment. The exact timing of the Certificate of Amendment to the Certificate of Incorporation will be determined by our Board based on its evaluation as to if and when such action will be the most advantageous to us and our stockholders, but will not occur after the one-year anniversary of the Annual Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Reverse Stock Split Amendment if, at any time prior to the

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TABLE OF CONTENTS	PROPOSAL TWO
effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
If implemented, the primary purpose for effecting the Reverse Stock Split will be to increase the per-share trading price of our common stock so as to:
•comply with Nasdaq Stock Market listing requirements which require a stock price of above $1.00 per share;
•broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;
•make our common stock a more attractive investment to institutional investors; and
•better enable us to raise funds to finance planned operations.
If our stock price does not rise above $1.00 per share absent action to implement the Reverse Stock Split Amendment, then implementing such an action may allow us to continue to be traded on the Nasdaq Stock Market, which is likely to provide more liquidity to our stockholders while also giving us better access to the capital markets. An increased stock price may also encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. A higher market price resulting from a Reverse Stock Split may enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.
In evaluating the Reverse Stock Split, our Board will also consider negative factors associated with reverse stock splits generally. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board plans to implement the Reverse Stock Split Amendment if it determines that these potential negative factors are significantly outweighed by the potential benefits, and believes that increasing the per share market price of our common stock as a result of the Reverse Stock Split will restore our compliance with the Nasdaq Stock Market listing requirements, encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.
The form of the proposed Certificate of Amendment to the Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. Any amendment to the Certificate of Incorporation to effect the Reverse Stock Split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the Reverse Stock Split Amendment, our Board will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the exact ratio of the Reverse Stock Split, if any, our Board will consider, among other things, a number of factors, such as:
•strategic initiatives, market conditions, and existing and expected trading prices of our common stock;
•compliance with Nasdaq’s continued listing rules;
•the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

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PROPOSAL TWO	TABLE OF CONTENTS
•the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split; and
•prevailing general market and economic conditions.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment to the Certificate of Incorporation that is filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.
Effect of the Reverse Stock Split
The Reverse Stock Split would be effected simultaneously for all issued and outstanding shares of our common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of common stock based on the reverse stock split ratio selected by our Board. The Reverse Stock Split would not change the terms of our common stock other than as a result of the treatment of fractional shares as described below. After the Reverse Stock Split, the shares of common stock would have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock would remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.
After the Effective Date that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.
Further, if approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
As of the Effective Time of the Reverse Stock Split, we would adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the Effective Time, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.
Effect on Outstanding Warrants
As of April 20, 2023, there are pre-funded warrants to purchase an aggregate of 12,663,010 shares of common stock at an exercise price of $0.000001 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of

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TABLE OF CONTENTS	PROPOSAL TWO
such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.
As of the Effective Time, if any preferred stock is outstanding, the conversion ratio by which shares of our outstanding preferred stock convert to common stock would also be automatically adjusted such that the number of shares of common stock issuable upon conversion of our preferred stock will be proportionally reduced. The Reverse Stock Split would not change the number of authorized shares of our preferred stock or the terms of the preferred stock.
Assuming reverse stock split ratios of 1-for-2, 1-for-3 and 1-for-5, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants, options, preferred stock and restricted stock units and under our equity incentive plan, and (iii) the weighted-average exercise price of outstanding options, each giving effect to the Reverse Stock Split and based on securities outstanding as of April 20, 2023.

	Number of Shares Before Reverse Split	Reverse Split Ratio of 1:2	Reverse Split Ratio of 1:3	Reverse Split Ratio of 1:4	Reverse Split Ratio of 1:5

Number of shares of Common Stock issued and outstanding	42,828,346	21,414,173	14,276,115	10,707,086	8,565,669
Number of shares of Common Stock reserved for issuance	11,588,624	5,794,312	3,862,874	2,897,156	2,317,724
Weighted average exercise price of options	$4.79	$9.58	$14.37	$19.16	$23.95
If this Proposal No. 2 is approved and our Board elects to effect the Reverse Stock Split, the number of issued and outstanding shares of common stock will be reduced in proportion to the ratio of the Reverse Stock Split chosen by our Board and the number of authorized shares of common stock will be proportionally decreased.
Additionally, if this Proposal No. 2 is approved and our Board elects to effect the Reverse Stock Split Amendment, we would communicate to the public, prior to the Effective Date, additional details regarding the Reverse Stock Split, including the specific ratio selected by our Board.. If the Board does not implement the Reverse Stock Split by the one-year anniversary of the Annual Meeting, the authority granted in this Proposal No. 2 to implement the reverse stock split will terminate.
Our Board and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We Cannot Assure You That the Reverse Stock Split Will Increase Our Stock Price
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 29

PROPOSAL TWO	TABLE OF CONTENTS

as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock and Result in Higher Transaction Costs
The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
Potential Consequences if the Reverse Stock Split Amendment is Not Approved
If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our common stock on Nasdaq by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates
If our stockholders approve the Reverse Stock Split Amendment, and if our Board still believes that the Reverse Stock Split is in the best interests of us and our stockholders, our Board will determine the ratio of the Reverse Stock Split to be implemented and we will file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected.
Beneficial Owners of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

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TABLE OF CONTENTS	PROPOSAL TWO
Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, American Stock Transfer & Trust Company, LLC. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held after the Reverse Stock Split.
Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, none of our shares of common stock were held in certificated form. In the event any stockholders of record at the time of the reverse stock split hold shares of our common stock in certificated form, they will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.
Fractional Shares
We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on Nasdaq, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our Board). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.
No Appraisal Rights
As a matter of Delaware law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to effect a reverse stock split, and we will not independently provide our stockholders with such rights.
Anti-Takeover Effects
In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of common stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.
Accounting Consequences
The Reverse Stock Split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 31

PROPOSAL TWO	TABLE OF CONTENTS
Federal Income Tax Consequences
The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary materially from the consequences summarized below. This summary does not address any state, local or non-U.S. income tax consequences.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.
This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.
Tax Consequences to the Company
We will not recognize taxable income, gain or loss in connection with a reverse stock split. So long as the total amount of cash paid to holders in lieu of fractional shares (see below) is less than $1 million, the reverse stock split will not in itself cause us to be subject to 1% excise tax on stock repurchases.
Tax Consequences to Stockholders
EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
A stockholder generally will not recognize gain or loss on the reverse stock split, except in respect of cash, if any, received in lieu of a fractional share interest. In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.
A holder of the pre-split shares who receives cash generally will be treated as having exchanged a fractional share interest for cash in a redemption that is subject to Section 302 of the Code, assuming the fractional share interest is purchased directly by the Company. The redemption will be treated as a sale of the fractional share, and not as a distribution under Section 301 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the holder, (b) results in a “complete termination” of the holder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the holder, in each case taking into account shares both actually and constructively owned by such holder (under certain constructive ownership rules). A distribution is not essentially equivalent to a dividend if the holder undergoes a “meaningful reduction” in the holder’s proportionate interest. If the redemption is treated as a sale, the holder will recognize capital gain or loss equal to the difference between the portion of the tax basis of the post-split shares allocated to the fractional share interest and the cash received. If the redemption does not meet one of the Section 302 tests, the cash distribution will be treated as a distribution under Section 301 of the Code. In such case, the cash distribution will

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TABLE OF CONTENTS	PROPOSAL TWO
be treated as a dividend to the extent of our current and accumulated earnings and profits allocable to the distribution, and then as a recovery of basis to the extent of the holder’s tax basis in his or her shares (which, for these purposes, may include the holder’s tax basis in all of his or her shares rather than only the holder’s tax basis in his or her fractional share interest, although the law is not entirely clear), and finally as gain from the sale of stock. We do not expect to have positive current or accumulated earnings and profits, although no assurance can be provided in this regard.
Whether a holder who receives cash in lieu of fractional shares will have a meaningful reduction in ownership will depend on all of the facts and circumstances existing at and around the time of the reverse stock split, including the size of the holder’s percentage interest in our Common Stock before and after the reverse stock split. In this regard, the IRS has indicated in published rulings that any reduction in the percentage interest of a public company stockholder whose relative stock interest is minimal (an interest of less than 1% of the outstanding Company Common Stock should satisfy this requirement) and who exercises no control over corporate affairs should constitute a meaningful reduction in such stockholder’s interest. However, some shareholders receiving cash in lieu of a fractional share will have an increase in their percentage ownership interest in the Company and therefore could be subject to dividend treatment on the receipt of cash in lieu of such fractional share ownership interest. Such potential dividend treatment will not apply if the fractional shares interests are aggregated and sold by the Company on the open market, and which case the proceeds will be treated as received in connection with a sale of stock.
We recommend that stockholders consult their own tax advisors to determine the extent to which their fractional share redemption is treated as a sale of the fractional share or as a distribution under Section 301 of the Code and the tax consequences thereof.
Information Reporting and Backup Withholding
Payment of cash in lieu of fractional shares within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that he or she is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
Vote Required
The affirmative vote of the holders of a majority of our outstanding shares of common stock as of the record date will be required to approve the Reverse Stock Split Amendment.
The Board recommends a vote in favor of Proposal Number Two.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 33

Proposal Three
APPROVAL OF EXCULPATION AMENDMENT

Summary
We are seeking stockholder approval of the amendment to our Certificate of Incorporation to include exculpation from personal liability for certain officers of the Company (as defined by Delaware Corporation Law) from certain claims of breach of the fiduciary duty of care, similar to but more limited than the protections currently available to Directors of the Company. We refer to this proposed amendment as the “Exculpation Amendment”.
After careful consideration, our Board has determined that it is advisable and in the best interests of the Company to include exculpation for certain Company officers for personal liability for breach of the duty of care for certain claims. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. This general description of the proposed Exculpation Amendment is qualified in its entirety by reference to the text of the proposed amendments to Article VI of our Certificate of Incorporation included in the proposed Certificate of Amendment for the Exculpation Amendment attached as Appendix B. This amendment would retain the existing forum selection clause included in our current Certificate of Incorporation as well as restating our existing indemnification provisions.
Background
Neoleukin is incorporated in the State of Delaware and therefore subject to the Delaware General Corporation Law (“DGCL”). The DGCL permits Delaware corporations to limit or eliminate Directors’ personal liability for monetary damages resulting from a breach of the fiduciary duty of care, subject to certain limitations such as prohibiting exculpation for intentional misconduct or knowing violations of the law. These provisions are referred to as “exculpatory provisions” or “exculpatory protections.” Similar exculpatory provisions for Directors are currently included in the Charter. Effective August 1, 2022, the Delaware legislature amended Section 102(b)(7) of the DGCL to permit Delaware corporations to provide exculpatory protections for officers. This decision was due in part to the recognition that both officers and directors owe fiduciary duties to corporations, and yet only directors were protected by the exculpatory provisions. In addition, Delaware courts experienced an increase in litigation in which plaintiffs attempted to exploit the absence of protection for officers to prolong litigation and extract settlements from defendant corporations.
Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)
As adopted, amended Section 102(b)(7) of the DGCL protects officers from personal monetary liability under limited circumstances:
•Exculpation is only available for breaches of the fiduciary duty of care.
•Exculpation is not available for breaches of the fiduciary duty of loyalty (which requires officers to act in good faith for the benefit of the corporation and its stockholders and not for personal gain).

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TABLE OF CONTENTS	PROPOSAL THREE
•Exculpation is not available for intentional misconduct or knowing violations of the law. The protections of Section 102(b)(7) are limited to monetary damages only, so that claims against officers for equitable relief are available.
•Exculpation is not available in connection with derivative claims on behalf of the corporation by a stockholder.
Reasons for the Exculpation Amendment
The Board believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate because the nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. The Board also anticipates that similar exculpation provisions are likely to be adopted by our peers and others with whom we compete for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers. Further, Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation.
A Delaware corporation seeking to extend the benefits of the newly amended Section 102(b) (7) to its corporate officers must amend its certificate of incorporation, as the protections do not apply automatically and must be embedded in the corporation’s certificate of incorporation to be effective. Accordingly, the Board has determined it advisable and in the best interests of the Company and its stockholders to seek shareholder approval for the Exculpation Amendment.
Effect of the Exculpation Amendment if Approved
The Exculpation Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to the limitations described under the heading “Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)” above. As is the case with Directors under the current Certificate of Incorporation, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The affirmative vote of the holders of 66.67% of the voting power of all of the outstanding shares of our common stock as of the record date is required for the approval of the Exculpation Amendment. If the Exculpation Amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Annual Meeting. If our shareholders do not approve this Proposal No. 3 the changes described in this section will not be made. The approval of this Proposal No. 3 is not conditioned upon approval of any of the other proposals in these proxy materials that seek authorization to amend the existing Certificate of Incorporation.
The Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our Board has unanimously approved the Certificate of Amendment to our Certificate of Incorporation in the form attached hereto as Appendix B.
The Board recommends a vote in favor of Proposal Number Three.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 35

Proposal Four
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Summary
Deloitte & Touche LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2022.
The Audit Committee of the Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting virtually. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.
The affirmative vote of the holders of a majority of the shares present online at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP.
Principal Accountant Fees and Services
The following table represents aggregate fees earned by our independent registered public accounting firm, Deloitte & Touche LLP for services rendered for the year ended December 31, 2022:

	2022 ($)	2021 ($)

Audit Fees	442,300	494,013
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	2,089	2,089
Total Fees	444,389	496,102

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TABLE OF CONTENTS	PROPOSAL FOUR
Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including fees for professional services related to registration statement filings. Of the total audit fees above for 2022, $11,000 was reimbursed to us by Baker Brothers Advisers LP in connection with audit services provided by Deloitte & Touche LLP related to a Form S-3 filed by us on May 9, 2022 pursuant to the terms of a Registration Rights Agreement dated September 19, 2016.
Audit-Related Fees. Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”.
Tax Fees. This category pertains to fees for professional services provided related to tax compliance, tax planning, and tax advice.
All Other Fees. All other fees during 2022 and 2021 relate to a subscription for accounting-related research software. All fees described above were pre-approved by the Audit Committee.
Pre-Approval Policies and Procedures
The charter of the Audit Committee provides for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The Audit Committee may pre-approve specified services in the defined categories of audit services, audit- related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.
The Board recommends a vote in favor of Proposal Number Four.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 37

Equity Compensation
Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2022:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (#)

Equity compensation plans approved by stockholders	6,727,256	(1)	5.61	7,265,270	(3)(4)
Equity compensation plans not approved by stockholders (2)	2,165,625		2.80	—
Total	8,892,881		4.89	7,265,270
(1)Includes securities issuable under our 2014 Equity Incentive Plan (the “2014 Plan”), including the number of securities to be issued upon exercise of outstanding options, warrants, and rights includes shares subject to restricted stock unit (“RSU”) awards granted under the 2014 Plan, which RSU awards do not carry an exercise price. Accordingly, the weighted average exercise price does not reflect the shares that will be issued upon settlement of RSUs.
(2)On August 31, 2019, the Board granted, in the aggregate, options to purchase 3,300,000 shares of Company common stock to four of our executive officers, including options to purchase 1,650,000 shares to our Chief Executive Officer, as inducement to their employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4).
(3)Includes 560,212 shares available for issuance under our 2020 Employee Stock Purchase Plan (“2020 ESPP”).
(4)Pursuant to the terms of our 2014 Plan, the number of shares reserved for issuance is subject to automatic increases on January 1 of each year, beginning on January 1, 2022 and ending on and including January 1, 2030, by 4.00% of the sum of (A) the total number of shares of capital stock and (B) the total number of shares of common stock subject to pre-funded warrants, in each case outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by the Board.

X	38 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Proposal Five
NON-BINDING ADVISORY VOTE ON NAMED
EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of our named executive officers as disclosed in the “Executive Compensation” section, the compensation tables and the narrative discussions set forth on pages 44 to 48 of this proxy statement. This non-binding advisory vote is commonly referred to as a “Say on Pay” proposal.
Our Board and stockholders have determined to hold a “Say on Pay” non-binding advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in the “Executive Compensation” section of this proxy statement.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity and the strategic value of the position, while ensuring retention, motivation and alignment with the long-term interests of our stockholders. We encourage you to carefully review the “Executive Compensation” section beginning on page 44 of this proxy statement for additional details on the compensation of our named executive officers in fiscal year 2022.
We are asking you to indicate your support for the compensation of the named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. Accordingly, we are asking you to vote, on a non-binding advisory basis, which is non-binding, “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Neoleukin Therapeutics, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the “Executive Compensation” compensation tables and narrative discussion set forth in the proxy statement relating to its 2023 Annual Meeting of Stockholders, is hereby APPROVED.”
The Say on Pay vote is non-binding and advisory, and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
Approval of the resolution will require the affirmative vote of a majority of the shares of common stock present online at the meeting or represented by proxy at the Annual Meeting and entitled to vote on the matter. Proxies solicited by management for which no specific direction is included will be voted “FOR” the approval of the resolution.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 39

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 20, 2023 for:
•each of our named executive officers;
•each of our directors;
•all of our directors and executive officers as a group; and
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.
Our calculation of beneficial ownership below reflects 42,828,346 shares of common stock issued and outstanding as of April 20, 2023.
Additionally, this table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G filed with the SEC. Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within 60 days after April 20, 2023 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Neoleukin Therapeutics, Inc., 188 East Blaine Street, Suite 450, Seattle, Washington 98102.

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TABLE OF CONTENTS	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)

Named Executive Officers and Directors:
Jonathan G. Drachman(1)	4,656,394	10.33
Priti Patel(2)	384,709	*
Donna Cochener(3)	127,000	*
Martin Babler(4)	83,333	*
M. Cantey Boyd(5)	—	–
Erin Lavelle(6)	100,000	*
Sarah B. Noonberg(7)	97,000	*
Rohan Palekar(8)	41,666	*
Todd Simpson(9)	141,833	*
All executive officers and directors as a group (8 persons)(10)	676,709	1.58
5% Stockholders:
Baker Bros. Advisors LP. and Affiliates(11)	4,278,552	9.99
Entities affiliated with Redmile Group, LLC(12)	3,030,566	7.08
Umut Ulge(13)	2,779,191	6.49
Daniel Adriano Silva Manzano(14)	2,558,335	5.97
Lynx1 Capital Advisers(15)	2,291,133	5.35
* Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.
(1)Consists of (a) 2,198,686 shares held directly, (b) 100,000 shares held of record by PLD Family Trust 2020, (c) 100,000 shares held of record by JGD Family Trust 2020, and (d) 2,257,708 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023. Dr. Drachman resigned from the Company effective March 31, 2023.
(2)Consists of (a) 37,313 shares held directly and (b) 347,396 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023. Dr. Patel left the Company on March 31, 2023.
(3)Consists of (a) 2,000 shares held directly and (b) 125,000 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(4)Consists of 83,333 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	TABLE OF CONTENTS
(5)Ms. Boyd, an employee of Baker Bros. Advisors LP (the “Adviser”), serves on our Board as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds”) and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director. Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities.
(6)Consists of 100,000 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(7)Consists of 97,000 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(8)Consists of 41,666 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(9)Consists of 141,833 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(10)Consists of (a) 17,960 shares held by the directors and executive officers as of April 20, 2023, and (b) 658,749 shares issuable pursuant to stock options exercisable within 60 days of April 20, 2023.
(11)Based on information provided in a Schedule 13D/A and Form 4 filed with the SEC on December 23, 2020 and, with respect to certain securities, the Company’s records. The Schedule 13D/A was filed jointly by the Baker Bros. Advisors LP (the “Adviser”), Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker, and Julian C. Baker, with respect to shares held by the Funds (defined below), Felix J. Baker and Julian C. Baker, and certain stock options granted to a member of our Board. Current beneficial ownership of the Adviser, the Adviser GP, and Messrs. Baker consists of (i) 320,049 shares of common stock and 37,102 shares of common stock issuable upon the exercise of pre-funded warrants held by 667, L.P. (“667”), (ii) 3,501,691 shares of common stock and 318,190 shares of common stock issuable upon the exercise of pre-funded warrants held by Baker Brothers Life Sciences, L.P. (“Life Sciences,” and together with 667, the “Funds”) and (iii) 97,000 shares of common stock issuable upon exercise of stock options held by M. Cantey Boyd exercisable within 60 days of April 20, 2023. In addition, Felix J. Baker and Julian C. Baker each directly hold 2,260 shares of common stock. The pre-funded warrants are only exercisable to the extent that after giving effect to such exercise the holders thereof and their affiliates would beneficially own no more than 9.99% of our outstanding common stock (the “Maximum Percentage”). By written notice to the Company, the Funds may from time to time increase or decrease the Maximum Percentage applicable to that Fund to any other percentage not in excess of 19.99%. Any such change will not be effective until the 61st day after such notice is delivered to us. As a result of this restriction, the number of shares of common stock that may be issued upon exercise of the pre-funded warrants by the above holders may change depending upon changes in the outstanding shares of common stock. Without giving effect to the above beneficial ownership limitation, the pre-funded warrants that 667 holds would be exercisable for an aggregate of 1,199,122 shares of common stock and the pre-funded warrants that Life Sciences holds would be exercisable for an aggregate of 10,283,888 shares of common stock. Pursuant to management agreements, as amended, among the Adviser, the Funds and their respective general partners, the Funds respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds, and thus the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker, as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds. M. Cantey Boyd, an employee of the Adviser, serves on our Board as a representative of the Funds and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director. Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities. The address of the foregoing entities and persons is 860 Washington Street, 3rd Floor, New York, New York 10014.
(12)Based solely on information provided in a Schedule 13G filed with the SEC on February 14, 2023. Redmile Group, LLC’s beneficial ownership of our common stock is comprised of 1,850,566 shares of Common Stock owned by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares of Common Stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC may also be deemed to beneficially own 1,180,000 shares of Common Stock issuable upon exercise of certain Pre-Funded Warrants to Purchase Common Stock (the “Warrants”). The address of the foregoing entities and persons is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, CA 94129.
(13)Based solely on information provided in a Schedule 13G/A filed with the SEC on February 11, 2022.
(14)Based solely on information provided in a Schedule 13G/A filed with the SEC on February 11, 2022.
(15)Based solely on information provided in a Schedule 13G filed with the SEC on December 30, 2022. The address of Lynx1 Capital Management LP is 151 Calle de San Francisco Suite 200, PMB 1237 San Juan, PR 00901-1607.

X	42 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Executive Officers
The following table sets forth certain information with respect to our executive officers as of April 20, 2023.

Name	Age	Position(s)

Donna Cochener	48	Interim Chief Executive Officer, General Counsel
Sean Smith	37	Interim Chief Financial Officer
Donna Cochener has served as our Interim Chief Executive Officer since March 31, 2023.. Ms. Cochener also served as our General Counsel, Senior Vice President, Legal since March 2022 Before joining us, Ms. Cochener was Senior Vice President, Deputy General Counsel of HomeStreet, Inc., a financial services holding company, and its wholly owned subsidiary, HomeStreet Bank, from February 2016 to November 2021. Prior to joining HomeStreet Bank, Ms. Cochener was a Partner at Davis Wright Tremaine, LLP, a law firm, in Seattle, Washington. She has served as Chairman of the Board of Cochener Garvey Capital Partners, Inc. and its affiliated subsidiaries since August 2012. Ms. Cochener received a Bachelor of Science in Journalism from Northwestern University and a Juris Doctorate and Masters of Law in International Comparative Law from Duke University.
Sean Smith has served as our Company's Interim Chief Financial Officer since March 31, 2023. Mr. Smith was our Vice President, Finance from February 2022 until March 2023, and previously served as Controller from October 2019 to February 2022. From April 2017 to August 2019, Mr. Smith was at Aptevo Therapeutics Inc., a biotechnology company, where he served as Senior Manager, Accounting, and most recently as the Director of Accounting. Prior to that, Mr. Smith held various accounting, auditing, and financial reporting leadership roles at a public company within the telecommunications industry and at KPMG. Mr. Smith holds a Bachelor of Science in Accounting and a Master of Science in Accounting, both from the University of North Texas, and a Master of Business Administration from the University of Washington. Mr. Smith is also a Certified Public Accountant.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 43

Executive Compensation
Our named executive officers (the “NEOs”) for the year ended December 31, 2022, which consist of the individual who served as our principal executive officer during the year ended December 31, 2022 and the next two most highly compensated executive officers (other than the principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2022, were:
•Jonathan Drachman M.D., our former Chief Executive Officer and President;
•Priti Patel M.D., our former Chief Medical Officer; and
•Donna Cochener, our Interim Chief Executive Officer and General Counsel
Summary Compensation Table
The following table sets forth information regarding the compensation of our NEOs for each of the fiscal years ended December 31, 2022 and 2021. The components of the compensation reported in the Summary Compensation Table are described below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Equity Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)

Jonathan Drachman Former Chief Executive Officer	2022	452,985	—	251,655	192,519	5,020	902,179
	2021	438,640	—	1,998,837	208,354	4,300	2,650,131
Priti Patel Former Chief Medical Officer	2022	448,835	—	440,233	166,967	4,944	1,060,979
	2021(4)	294,556	100,000(5)	4,897,435	115,466	2,706	5,310,163
Donna Cochener Interim Chief Executive Officer and General Counsel	2022(6)	290,986	—	590,146	108,247	4,520	993,899
	2021	—	—	—	—	—	—
(1)Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts for the applicable year reflect the aggregate grant date fair value of each stock option granted in the applicable year, computed in accordance with the provisions of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2022. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(2)Represents amounts earned under our 2022 incentive compensation plan, which provides our NEOs with an annual incentive compensation payment, subject to achievement of our corporate performance goals and individual achievement.
(3)Represents company matching contributions to our 401(k) plan and telephone and transportation benefit for all NEOs.
(4)Dr. Patel began employment in April 2021 and her salary and non-equity incentive plan compensation are prorated accordingly.
(5)Represents a signing bonus paid to Dr. Patel as an inducement to commencing employment.
(6)Ms. Cochener began employment in March 2022 and her salary and non-equity incentive plan compensation are pro rated accordingly.

X	44 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Employment Agreements
We have entered into our standard form of indemnification agreement for directors and executive officers with each of our NEOs, which requires us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.
Jonathan Drachman
We entered into an amended and restated executive employment agreement effective April 15, 2020 with our Chief Executive Officer, Dr. Drachman, to amend the terms of severance payments and benefits to which Dr. Drachman may be entitled in the event of certain terminations of his employment and to modify certain other terms. The amended employment agreement amended and restated the prior employment agreement between the Company and Dr. Drachman, dated August 5, 2019.
Pursuant to the amended employment agreement, Dr. Drachman’s initial base salary was $425,000, subject to increases from time to time as determined by the Compensation Committee. Dr. Drachman was also eligible to receive an annual bonus with a target level of 50% of his base salary as determined by the Compensation Committee. Pursuant to that agreement, in the event that Dr. Drachman was terminated without “cause” or for “good reason” (each as defined in the amended employment agreement) unrelated to a change in control, subject to Dr. Drachman’s execution and non-revocation of a release of claims, Dr. Drachman was entitled to receive (a) continued base salary for 12 months, payable in accordance with the Company’s standard payroll practices; (b) premium payments for continued healthcare coverage for up to 12 months; and (c) solely in the case of equity awards outstanding as of April 15, 2020, accelerated vesting of the portion of such outstanding equity awards that would have vested and become exercisable, as applicable, if he had remained in service for an additional 12 months following his date of termination. In the event Dr. Drachman experienced a termination without “cause” or he resigned for “good reason” (each as defined in Dr. Drachman’s amended employment agreement) during the 12-month period following a change in control of the Company, then in lieu of the foregoing, Dr. Drachman would have been entitled to (i) continued base salary for 18 months, payable in accordance with the Company’s standard payroll practices; (ii) 150% of his annual target bonus, payable in a single lump-sum; (iii) premium payments for continued healthcare coverage for up to 18 months; and (iv) accelerated vesting of his then-outstanding equity awards.
Employee directors are not compensated for services on the Board in addition to their regular employee compensation.
On March 8, 2023, we entered into a Separation Agreement with Dr. Drachman in connection with his resignation from the Company, pursuant to which Dr. Drachman resigned from the Company on March 31, 2023 (the “Drachman Separation Date”). Pursuant to that agreement, in exchange for providing certain releases for the benefit of the Company, Dr. Drachman is entitled to receive (a) cash severance payments equivalent to his base salary for 12 months following the Drachman Separation Date in the form of salary continuation payments, payable in accordance with the Company’s standard payroll practices; (b) premium payments for continued healthcare coverage for up to 12 months following the Drachman Separation Date; (c) a lump sum cash payment equivalent to three months’ worth of Dr. Drachman’s target cash bonus for 2023, (d) accelerated vesting of 100% of the option grant awarded to Dr. Drachman on August 2, 2022 (the “Drachman Grant”), such that the Drachman Grant shall have been fully vested and exercisable on the Drachman Separation Date, and (e) extension of the post-termination exercise period in which Dr. Drachman may exercise all vested and exercisable option awards for 18 months following the Drachman Separation Date.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 45

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Donna Cochener
We entered into an employment agreement with Donna Cochener effective as of March 14, 2022, setting forth the terms of Ms. Cochener’s employment as our General Counsel, SVP Legal (the “Existing Employment Agreement”).
On the effective date of the employment agreement, Ms. Cochener was granted an option to purchase 400,000 shares of common stock with an exercise price of $1.81 per share. The option vests and becomes exercisable with respect to (a) 1/4th of the total underlying shares on the first anniversary of the grant date and (b) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option will be fully vested and exercisable on the fourth anniversary of the grant date, each subject to Ms. Cochener’s continuous service through each applicable vesting date. Pursuant to that agreement, Ms. Cochener was also entitled to receive (a) continued base salary for 9 months, payable in accordance with our standard payroll practices, and (b) premium payments for continued healthcare coverage for up to 9 months. In the event Ms. Cochener experienced a termination without “cause” or he resigns for “good reason” (each as defined in Ms. Cochener’s employment agreement) during the 12-month period following a change in control of the Company, then in lieu of the foregoing, Ms Cochener would have been entitled to (i) continued base salary for 12 months, payable in accordance with the Company’s standard payroll practices; (ii) 100% of her annual target bonus, payable in a single lump-sum; (iii) premium payments for continued healthcare coverage for up to 12 months; and (iv) full accelerated vesting of her then-outstanding equity awards.
In connection with Ms. Cochener’s appointment as Interim Chief Executive Officer, we entered into an amended to her executive employment agreement dated April 3, 2023 and effective March 31, 2023 (the “Employment Agreement Amendment”). The Employment Agreement Amendment provides that Ms. Cochener shall be paid an initial base salary of $450,000 for her role as Interim Chief Executive Officer. Ms. Cochener shall be entitled to (a) an annual bonus for 2023, which replaces the annual bonus described in the Existing Employment Agreement, of not less than $219,375, which will be prorated in the event Ms. Cochener is terminated without "cause” or resigns for “good reason” (as those terms are defined in the Employment Agreement) prior to December 31, 2023 (b) a retention bonus of $219,375, payable upon (i) a “change of control” (as defined in the Employment Agreement Amendment), (ii) termination by the Company without “cause” or resignation by Ms. Cochener for “good reason” or (iii) December 31, 2023; provided that Ms. Cochener has remained in her role through the triggering event for such payment. In the event Ms. Cochener is terminated without “cause” or resigns for “good reason” outside of a “change in control”, Ms. Cochener would be entitled to receive a separation payment equivalent to 9 months of salary, payable as salary continuation, as well as 9 months of COBRA benefits for herself and her family. In the event of a termination without “cause” or resignation with “good reason” within six months prior to or twelve months following a “change of control”, Ms. Cochener would be entitled to receive a lump sum payment equal to (a) 15 months of her base salary, (b) 125% of the her annual bonus amount (c) 15 months of COBRA coverage for herself and her family, (d) acceleration of all outstanding equity awards and (e) an extension of the post-separation exercise period of her stock options to 15 months after separation; provided, that in the event the termination or resignation preceded the “change in control”, such “change in control” occurs by March 1 of the following year. All severance payments would be conditioned on receipt of a standard release of claims from Ms. Cochener at the time of separation.
Priti Patel
We entered into an employment agreement with Dr. Patel effective as of April 30, 2021, setting forth the terms of Dr. Patel’s employment as our Chief Medical Officer. Pursuant to her employment agreement, Dr. Patel received an initial annual base salary of $440,000, which was subject to increases from time to time as determined by the Compensation Committee. Dr. Patel was also eligible to receive an annual bonus with a target level of 40% of her base salary as determined by the Compensation Committee. Pursuant to the employment agreement, in the event Dr. Patel experienced a termination of her employment without “cause” or if she resigned for “good reason” (each as defined in Dr. Patel’s employment agreement), provided that she executed and made effective a release of claims against us and our affiliates, Dr. Patel was also entitled to receive (a) continued base salary for 9 months, payable in accordance with the Company’s standard payroll practices, (b) premium payments for continued healthcare coverage for up to 9 months and (c) any earned, but unpaid, annual bonus due and owing from the prior year. In the event Dr. Patel

X	46 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
experienced a termination without “cause” or she resigns for “good reason” during the 12-month period following a change in control of the Company, then in lieu of the foregoing, Dr. Patel would have been entitled to (i) continued base salary for 12 months, payable in accordance with the Company’s standard payroll practices; (ii) any earned, but unpaid, annual bonus due and owing from the prior year; (iii) 100% of her annual target bonus, payable in a single lump-sum; (iv) premium payments for continued healthcare coverage for up to 12 months; and (v) full accelerated vesting of her then-outstanding equity awards.
Dr. Patel received a one-time sign on bonus of $100,000, which was subject to repayment if Dr. Patel’s employment was terminated for “cause” (as defined in her employment agreement) or if she resigned within the first twelve months of employment. On the effective date of the employment agreement, Dr. Patel was also granted a restricted stock unit representing 20,000 shares of common stock (the “RSU Award”) and an option to purchase 475,000 shares of common stock with an exercise price of $12.49 per share (the “August 2022 Grant”). The RSU Award was to vest in two equal annual installments on the first two anniversaries of the grant date, and the option was to vest and become exercisable with respect to (i) 1/4th of the total underlying shares on the first anniversary of the grant date and (ii) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option would be fully vested and exercisable on the fourth anniversary of the grant date, each subject to Dr. Patel’s continuous service through each applicable vesting date.
On March 31, 2023 (the “Patel Separation Date”), in connection with Dr. Patel’s departure from the Company, we entered into a Separation Agreement and Release with Dr. Patel pursuant to which she will receive (a) cash severance payments equivalent to her base salary on the Separation Date for 9 months following the Patel Separation Date in the form of salary continuation payments, payable in accordance with our standard payroll practices, (b) premium payments for continued healthcare coverage for 9 months following the Patel Separation Date, (c) a lump-sum retention payment equivalent to 50% of Dr. Patel's salary earned during fiscal year 2023 through the Patel Separation Date, (d) accelerated vesting of 100,000 shares of the August 2022 Grant, such that 100,000 shares of the August 2022 Grant shall be fully vested and exercisable on the Patel Separation Date, (e) accelerated vesting and issuance of the unvested shares underlying the RSU Award which would have vested on April 30, 2023 had Dr. Patel continued to be employed by us through that date and (f) an extension of the post-termination exercise period in which Dr. Patel may exercise the vested and exercisable shares pursuant to the August 2022 Grant for 12 months following the Patel Separation Date. We also entered into a consulting agreement with Dr. Patel dated as of March 31, 2023 pursuant to which she is expected to provide us up to 10 hours of consultation on our clinical trial wind-down in exchange for payment of $500 per hour. The initial term of the consulting agreement is [three months] from the date of execution, and may be extended past that time at the mutual agreement of the Company and Dr. Patel.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 47

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Outstanding Equity Awards at December 31, 2022
The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2022.

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable (1)(2)	Exercise Price ($)	Expiration Date	Number of Restricted Stock Units that have not Vested (#)	Market Value of Restricted Stock Units that have not vested ($)

Jonathan Drachman	8/31/2019	1,375,000	275,000	2.80	8/30/2029	—	—
	8/10/2020	245,000	175,000	12.00	8/10/2030	—	—
	8/3/2021	133,333	266,667	6.80	8/2/2031	—	—
	8/2/2022	—	350,000	0.99	48,427	—	—
Donna Cochener	3/14/2022	—	400,000	1.81	3/13/2032	—	—
	8/2/2022	—	100,000	0.99	8/1/2032	—	—
Priti Patel	4/30/2021	197,917	277,083	12.49	47,967	—	—
	8/3/2021	16,667	33,333	6.80	48,062	—	—
	8/2/2022	—	250,000	0.99	8/1/2032	—	—
	4/30/2021	—	—	—	—	10,000	5,090
	2/1/2022	—	—	—	—	70,000	35,630
(1)The shares subject to the stock options vest as follows: 25% of the shares underlying the options vest on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the shares vest each month, subject to continued service with us through each vesting date.
(2)As described under “Employment Agreements” these awards are or were subject to accelerated vesting in certain circumstances.
(3)For Dr. Drachman and Dr. Patel, vesting of the August 2, 2022 awards was accelerated as to all 350,000 shares for Dr. Drachman and as to 100,000 shares for Dr. Patel pursuant to their respective Separation Agreements.
(4)Represents 20,000 Restricted Stock Units (“RSUs”) which vest as follows: 1/2 of the shares underlying the RSUs shall vest on each one-year anniversary of the vesting commencement date, subject to continued service with us through each vesting date. 10,000 such shares vested on April 30, 2022. In connection with Dr. Patel’s Separation Agreement, dated March 31, 2023, the remaining 10,000 shares vested on March 31, 2023.
(5)Represents 70,000 Restricted Stock Units (“RSUs”) which vest as follows: 1/2 of the shares underlying the RSUs shall vest on each one-year anniversary of the vesting commencement date, subject to continued service with us through each vesting date. 35,000 vested on February 1, 2023. This RSU was terminated as to the remaining 35,000 shares in connection with Dr. Patel’s separation from the Company on March 31, 2023.

X	48 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Pay Versus Performance
The following table presents the Company’s pay versus performance disclosure as required by the SEC. The “Compensation Actually Paid” portions of this table are calculated in accordance with SEC rules and include certain amounts that were not received during the respective fiscal year and may not be received in the future.

Year(1)	Summary Compensation Table Total for Drachman(2)	Compensation Actually Paid to Dr. Drachman	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Income (Loss) (in thousands)(4)
	($)	($)	($)	($)	($)	($)

2022	902,179	(3,599,400)	1,027,439	(119,619)	3.61	(60,692)
2021	2,650,131	(9,588,163)	3,457,798	103,358	34.18	(57,557)
(1)The Principal Executive Officer (“PEO”) and named officers for the applicable years were as follows:
•2022: Jonathan Drachman served as the Company’s PEO for the entirety of 2022. The Company’s other NEOs for 2022 were: Donna Cochener and Priti Patel.
•2021: Jonathan Drachman served as the Company’s PEO for the entirety of 2021. The Company’s other NEOs for 2021 were: Robert Ho and Priti Patel.
(2)Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in which the named officer served as PEO in the case of Dr. Drachman and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s named officers other than the individual serving as PEO for all or a portion of such years.
(3)Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in Neoleukin common stock using the closing trading price of the Company’s common stock on December 31, 2020.
(4)The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable fiscal year.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 49

PAY VS. PERFORMANCE	TABLE OF CONTENTS
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable year, adjusted as follows:

	2022		2021
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
	($)	($)	($)	($)

Summary Compensation Table - Total Compensation	902,179	1,027,439	2,650,131	3,457,798
Adjustments:
- Amounts reported under "Equity Awards" column in the Summary Compensation Table for the applicable fiscal year	(251,655)	(515,190)	(1,998,837)	(2,923,483)
+ Fair value at fiscal year-end of outstanding and unvested equity awards granted in the applicable fiscal year	109,832	124,851	1,319,694	805,864
- Change in fair value of outstanding and unvested equity awards granted in prior fiscal years	(2,326,094)	(453,823)	(8,335,531)	(946,820)
- Change in fair value of equity awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the applicable fiscal year	(2,033,663)	(302,897)	(3,223,620)	(290,001)
= Compensation actually paid	(3,599,400)	(119,619)	(9,588,163)	103,358

X	50 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	PAY VS. PERFORMANCE
Description of Relation Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the fiscal two year period from 2021 through 2022.

Description of Relationship Between NEO Compensation Actually Paid
and Net Income/(Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Income (Loss) over the fiscal two year period from 2021 through 2022.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 51

Director Compensation
The following table sets forth information regarding compensation earned by or paid to our non-employee directors serving during 2022. Dr. Drachman, our only employee director during 2022, received no additional compensation for his Board service during 2022.

Name	Fees Earned or Paid In Cash ($)	Option Awards ($)(1)(2)	Total ($)

Martin Babler	53,667	18,124	71,791
M. Cantey Boyd (3)	52,000	18,124	70,124
Erin Lavelle	53,000	18,124	71,124
Sarah B. Noonberg	48,000	18,124	66,124
Rohan Palekar	45,833	114,311	160,144
Todd Simpson	85,000	18,124	103,124
Lewis T. "Rusty" Williams(4)	10,500	—	10,500
(1)Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in the year ended December 31, 2022, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2022. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. The table below lists the aggregate number of shares subject to outstanding option awards held by each of our non-employee directors.

X	52 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

TABLE OF CONTENTS	DIRECTOR COMPENSATION
(2)The shares subject to these awards vest in a series of twelve successive equal monthly installments measured from the vesting commencement date.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2022 (#)

Martin Babler	100,000
M. Cantey Boyd (3)	97,000
Erin Lavelle	100,000
Sarah B. Noonberg	97,000
Rohan Palekar	75,000
Todd Simpson	141,833
Lewis T. "Rusty" Williams(4)	—
(3)Ms. Boyd, an employee of Baker Bros. Advisors LP (the “Adviser”), serves on our Board as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds”) and the Adviser may be deemed to beneficially own the securities received by Ms. Boyd as compensation for serving as a director. Pursuant to the policies of the Adviser, Ms. Boyd does not have any right to the pecuniary interest in securities received as compensation for serving as a director and the Funds are entitled to an indirect proportionate pecuniary interest in such securities.
(4)Dr. Williams resigned from our Board effective as of March 2, 2022.
Non-employee directors receive the following cash compensation for service on our Board and committees of our Board, as applicable, payable in equal monthly installments, in arrears:
•$40,000 per year for service as a member of our Board;
•$25,000 per year for service as our Chairperson;
•$20,000 per year for service as the chair of the Audit Committee and $8,000 per year for service as a member (other than as chair) of the Audit Committee;
•$15,000 per year for service as the chair of the Compensation Committee and $7,000 per year for service as a member (other than as chair) of the Compensation Committee; and
•$8,000 per year for service as the chair of the Nominating and Corporate Governance Committee and $5,000 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee.
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Employee directors do not receive additional compensation for service on our Board. Each new non-employee director who joins our Board will be granted an option to purchase 50,000 shares of our common stock. These options will vest on a three-year, annual vesting schedule. Each non-employee director continuing in office following an annual meeting will receive a grant of stock options covering 25,000 shares of our common stock, vesting on a one-year, monthly vesting schedule as of the date of such annual meeting.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 53

Transactions With Related Persons
Other than compensation arrangements for our directors and NEOs, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2022 to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets at year end for our last two completed fiscal years; and
•any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted under Delaware law. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers.
Policy on Future Related Party Transactions
We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which (a) the amount involved exceeds the lesser of (i) $120,000 and (ii) 1% of the average total assets of the Company as of the end of each of the two prior completed fiscal years and (b) such person would have a direct or indirect interest, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, the anticipated aggregate dollar value of the transaction or, in the case of indebtedness, the largest amount of principal outstanding at any time during the current fiscal year plus all amounts of interest payable on it during the fiscal year, the rationale for the proposed transaction and any other relevant information with respect to the proposed transaction.

X	54 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Neoleukin stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Neoleukin. Direct your written request to Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 188 East Blaine Street, Suite 450, Seattle, Washington 98102 or contact our Corporate Secretary at (866) 245-0312. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 55

Where You Can Find
More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov.
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Neoleukin Therapeutics, Inc.
188 East Blaine Street, Suite 450
Seattle, WA 98102
Attention: Secretary
(866) 245-0312

X	56 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Donna M. Cochener, Corporate Secretary
Dated: April 27, 2023

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | 57

Appendix A
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NEOLEUKIN THERAPEUTICS, INC.
Neoleukin Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
First: The name of the Corporation is Neoleukin Therapeutics, Inc. The Corporation filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on March 12, 2014 under the name Aquinox Pharmaceuticals, Inc. (as amended, the “Restated Charter”).
Second: Article IV of the Restated Charter is hereby amended by adding a new Section D as follows:
“D. Contingent and effective immediately upon the filing of this Certificate of Amendment to the Restated Certificate (this “Certificate of Amendment”) with the Delaware Secretary of State (the “Effective Time”) and without further action on the part of the Corporation or the Corporation’s stockholders, every [•] ([•]) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, subject to the treatment of fractional share interests as described below. No fractional shares shall be issued at the Effective Time. In lieu thereof, such stockholders who would otherwise be entitled to receive a fractional share shall be entitled to receive a cash payment at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported on the Nasdaq Stock Market LLC, on the last trading day prior to the Effective Time (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Board of Directors).”
Third: That the foregoing amendment was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law and was approved by the holders of the requisite number of shares of capital stock of the Corporation.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [__] day of [ ], 2023.

NEOLEUKIN THERAPEUTICS, INC.

By:
Name:
Title:

X	A1 | 2023 Proxy Statement	Neoleukin Therapeutics, Inc.

Appendix B
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NEOLEUKIN THERAPEUTICS, INC.
Neoleukin Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
First: The name of the Corporation is Neoleukin Therapeutics, Inc. The Corporation filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on March 12, 2014 under the name Aquinox Pharmaceuticals, Inc. (as amended, the “Restated Charter”).
Second: Article VI of the Restated Charter is hereby amended and restated to read in its entirety as follows:
“VI.
A. To the fullest extent permitted by law, neither a director of Corporation nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
B. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Restated Certificate inconsistent with this Article VI, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
C. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (1) any derivative action or proceeding brought on behalf of the Corporation; (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders; (3) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, the certificate of incorporation or the Bylaws of the Corporation; or (4) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section C of Article VI.”
Third: That the foregoing amendment was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law and was approved by the holders of the requisite number of shares of capital stock of the Corporation.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [__] day of [ ], 2023.

NEOLEUKIN THERAPEUTICS, INC.

By:
Name:
Title:

Neoleukin Therapeutics, Inc.	2023 Proxy Statement | B1

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX] DateDate SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00 00 61 01 06 _1 R 1. 0. 0. 6 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) M. Cantey Boyd 02) Rohan Palekar 03) Todd S. Simpson NEOLEUKIN THERAPEUTICS, INC. C/O: PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NLTX2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve, at the discretion of the Company's Board of Directors, an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not more than 1-for-5, with the exact ratio to be set within the range at the discretion of the Board prior to the one-year anniversary of the Annual Meeting, and a corresponding reduction in the number of authorized shares of common stock. 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit the exculpation of officers from personal liability for certain breaches of the duty of care. 4. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. For Against Abstain 5. To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers for 2022. NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

00 00 61 01 06 _2 R 1. 0. 0. 6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com NEOLEUKIN THERAPEUTICS, INC. Proxy for Annual Meeting of Stockholders on June 8, 2023 Solicited on Behalf of the Board of Directors The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2023 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., the accompanying proxy statement and the 2022 Annual Report, and hereby appoint(s) Donna Cochener and Sean Smith, or either of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neoleukin Therapeutics, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc. to be held at 1:30 p.m. local time on June 8, 2023, and any adjournment or postponement thereof. The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR all of the nominees listed in Proposal No. 1, and FOR Proposal Nos. 2, 3, 4 and 5. Continued and to be signed on reverse side